SCHEDULE OF EARNINGS PER SHARE (Details) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Earnings per share [abstract]
Net income	$ 19,280	$ 16,643
Weighted average number of common shares - basic	35,623	35,610
Net income per share – basic	$ 0.54	$ 0.47
Effect of outstanding options	835	417
Weighted average number of common shares - diluted	36,458	36,027
Net income per share – diluted	$ 0.53	$ 0.46